UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001–35243	90–0640593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 824–1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2013, SunCoke Energy, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2013. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As noted above, the Company issued a press release announcing its financial results for the second quarter of 2013 on July 25, 2013. Additional information concerning the Company’s financial results for the second quarter of 2013 will be presented in a slide presentation to investors during a previously announced teleconference on July 25, 2013. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8–K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release dated July 25, 2013.

99.2	Slide presentation dated July 25, 2013.

Forward–Looking Statements

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward–looking statements. The Company’s actual results could differ materially from those projected in such forward–looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: July 25, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated July 25, 2013.

99.2	Slide presentation dated July 25, 2013.